Exhibit 10.21

PORTIONS OF THIS EXHIBIT IDENTIFIED BY [*****] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Ref. SU: C18/1796A01

AMENDMENT NO. 1 TO THE COLLABORATION AGREEMENT

BETWEEN

Sorbonne Université, a public, scientific, cultural and professional institution having its registered office at 4, Place Jussieu 75252 Paris Cedex 05

Represented by Professor Jean CHAMBAZ, Chairman,

hereinafter referred to as “Sorbonne Université”;

Sorbonne Université representing for the purposes hereof:

CENTRE NATIONAL DE LA RECHERCHE SCIENTIFIQUE (CNRS, French National Centre for Scientific Research), a public scientific and technological establishment, having its registered office at 3-5 rue Michel Ange, 75794 PARIS CEDEX 16 hereinafter referred to as “CNRS”;

by virtue of a mandate of the CNRS to negotiate and sign this Agreement in the name and on behalf of the CNRS.

Sorbonne Université and the CNRS being hereinafter referred to collectively as the “ESTABLISHMENTS”.

The ESTABLISHMENTS acting both in their own name and in the name and on behalf of the Biological Adaptation and Ageing Unit (UMR 8256), a Sorbonne Université/CNRS joint research unit, led by Professor Bertrand FRIGUET, hereinafter referred to as “Laboratory”,

ON THE ONE HAND,

AND

BIOPHYTIS, whose registered office is located at 14 avenue de l’Opéra, 75001 Paris, duly represented by its Chairman, Mr Stanislas VEILLET,

hereinafter referred to as “BIOPHYTIS”,

ON THE OTHER HAND

The ESTABLISHMENTS and BIOPHYTIS are hereinafter referred to individually as the “Party” and collectively as the “Parties”.

[Initials]

It has been agreed as follows:

The purpose of this amendment is to modify the duration and payment schedule of the research collaboration agreement within the framework of an agreement signed between the parties on 1st February 2019 (hereinafter the Agreement) in order to extend the collaboration.

Article 1: Term

1-1 - In accordance with Article 6 of the Agreement and considering that the parties wish to maintain their collaboration, the term of the agreement is extended by twelve months until 28 February 2021.

1-2 - All other provisions of the Agreement not expressly modified by this amendment remain unchanged and fully applicable between the Parties.

1-3 - This Amendment forms an integral part of the Agreement.

Article 2: Financing

2-1 - In accordance with Article 3 of the Agreement and considering that the parties wish to modify the payment terms, Article 2.2 of this Amendment replaces Article 3 of the Agreement.

2-2 - B1OHYTIS will provide the Laboratory with the drug candidates to test and provide its financial support for the conduct of the Research by paying Sorbonne Université the sum of [****] ([****]) euro excl. tax, plus statutory VAT rate valid on date of invoice, according to the following schedule:

•           [****] euro excluding tax upon signature

•           [****] euro excluding tax at the production of the interim report after six (6) months of study.

•           [****] euro excluding tax on 1st September 2020

•           [****] euro excluding tax upon production of the final report at the end of the study.

Upon presentation of the invoices issued by Sorbonne Université, payments shall be made by bank transfer or by cheque or postal order to the attention of the Accounting Officer of Sorbonne Université.

[****]

[Initials]

Payments will be made sixty (45) days end of month, from the date of receipt of the invoice.

The use of the sums received by the Establishments is not subject to any condition of delay or provision of supporting documents.

Done in Paris, on

In two (2) original copies,

Sorbonne Université	BIOPHYTIS
Jean CHAMBAZ, President	Stanislas VEILLET, Chairman

/s/ Jean Chambaz	BIOPHYTIS
Sorbonne Université	/s/ Stanislas Veillet
on behalf of the Chairman and by delegation	14 Avenue l’Opéra
Bruno Bachimont	75002 PARIS
Deputy Director of SAIC	French public limited company with a share capital of 2,692,682.60 euro PARIS TRADE AND COMPANIES REGISTER NO. 492 002 225
Laboratory seals

Dr. Bertrand FRIGUET	Dr Onnik AGBULUT
Laboratory Director	Scientific Manager

Payments will be made sixty (45) days end of month, from the date of receipt of the invoice.

The use of the sums received by the Establishments is not subject to any condition of delay or provision of supporting documents.

Done in Paris, on	BIOPHYTIS
In two (2) original copies,	/s/ Stanislas Veillet
14 Avenue l’Opéra
75002 PARIS
French public limited company with a share capital of
2,692,682.60 euro
PARIS TRADE AND COMPANIES REGISTER NO.
492 002 225

/s/ Jean Chambaz
Sorbonne Université	BIOPHYTIS
Jean CHAMBAZ, President	Stanislas VEILLET, Chairman

Laboratory seals

Dr. Bertrand FRIGUET	Dr Onnik AGBULUT
Laboratory Director	Scientific Manager

/s/ Bertrand Friguet	/s/ Onnik Agbulut

APPENDIX 1
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